UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10339

Name of Fund:	BlackRock Municipal Income Trust (BFK)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended October 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite elevated interest rate volatility as the market priced in more hawkish Fed policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. However, the market faced several headwinds including brief periods of volatility surrounding U.S. 2020 election uncertainty, a temporary valuation-based market correction in late February 2021 and more recently, the expectation of a taper announcement from the Fed.

Technical support was helpful throughout the period as robust demand outpaced supply. During the 12 months ended October 31, 2021, municipal bond funds experienced net inflows totaling $92 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $431 billion in issuance, notably muted compared to the $485 billion issued during the prior 12-month period. Additionally, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply easily digestible by the traditional tax-exempt market.

S&P Municipal Bond Index Total Returns as of October 31, 2021 6 months: 0.33% 12 months: 2.76%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.

From October 31, 2020 to October 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 2 basis points (“bps”) from 1.71% to 1.69%, while ten-year rates increased by 28 bps from 0.93% to 1.21% and five-year rates increased by 34 bps from 0.30% to 0.64% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 6 bps, led by 30 bps of flattening between ten- and 30-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February 2021 and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid have provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through year end, despite the surging Delta variant. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of October 31, 2021 ($17.13)(a)	4.76%
Tax Equivalent Yield(b)	8.04%
Current Monthly Distribution per Common Share(c)	$0.0680
Current Annualized Distribution per Common Share(c)	$0.8160
Leverage as of October 31, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$17.13	$19.20	(10.78)%	$19.90	$17.13
Net Asset Value	16.26	16.71	(2.69)	16.96	16.22

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	(0.34)%	5.81%	5.11%	7.55%
Trust at Market Price(a)(b)	(8.63)	14.31	7.46	7.65
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Trust is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Trust is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

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Trust Summary as of October 31, 2021 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Trust used U.S. Treasury futures in an effort to manage interest rate risk, which detracted from Trust performance due to the rally in longer-term debt. Holdings in short-term, pre-refunded bonds also hurt results.

The Trust’s positions in bonds further down the credit spectrum contributed to performance. High-yield issues posted the strongest returns, led by allocations to the tobacco sector and Puerto Rico. Within the investment grade space, the health care and transportation sectors outperformed. Yield curve positioning was also a positive, as holdings in longer-term bonds outperformed and added incremental yield to the Trust’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21	04/30/21

County/City/Special District/School District	22%	21%
Transportation	17	14
Health	15	16
State	10	13
Utilities	9	10
Education	9	8
Housing	7	7
Tobacco	6	6
Corporate	5	5
Other	—	— (c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021		2%
2022		8
2023		8
2024		9
2025		5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21	04/30/21

AAA/Aaa	5%	4%
AA/Aa	35	36
A	31	28
BBB/Baa	14	14
BB/Ba	5	5
B	1	2
C	—	1
N/R(f)	9	10

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	7

Trust Summary as of October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2021 ($13.36)(a)	4.90%
Tax Equivalent Yield(b)	8.28%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of October 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$13.36	$13.20	1.21%	$14.83	$13.08
Net Asset Value	13.24	13.31	(0.53)	13.79	13.20

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	1.84%	12.13%	6.04%	7.54%
Trust at Market Price(a)(b)	3.62	19.52	7.83	7.97
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
Customized Reference Benchmark(f)	0.61	4.60	4.12	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Trust is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Trust is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (25%). Effective October 1, 2021, the Trust changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Trust Summary as of October 31, 2021 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

Both income and price appreciation from tighter yield spreads were large contributors to Trust performance. Yield curve positioning also aided results, led by longer-dated, higher-duration maturities of 20 years and above. (Duration is a measure of interest rate sensitivity.) Holdings in lower-investment grade BBB rated issues further helped performance, as did positions in bonds rated below investment grade. More specifically, holdings in non-rated securities, including charter schools and land-backed transactions, boosted the Trust’s return. The Trust’s allocation to the health care sector added value, as well.

Conversely, positions in higher-quality, shorter-duration securities detracted. The Trust used U.S. Treasury futures in an effort to manage interest rate risk, which was also a slight detractor to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21		04/30/21

County/City/Special District/School District	19%		21%
Transportation	15		13
Health	14		14
Education	12		11
Utilities	11		11
Tobacco	9		9
State	9		10
Corporate	7		7
Housing	4		4
Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021			8%
2022			5
2023			10
2024			6
2025			5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21	04/30/21

AAA/Aaa	3%	3%
AA/Aa	22	26
A	17	17
BBB/Baa	17	16
BB/Ba	10	8
B	3	5
C	—	1
N/R(f)	28	24

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	9

Trust Summary as of October 31, 2021	BlackRock Municipal Income Trust (BFK)

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of October 31, 2021 ($14.73)(a)	4.77%
Tax Equivalent Yield(b)	8.06%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of October 31, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$14.73	$15.05	(2.13)%	$15.82	$14.49
Net Asset Value	14.44	14.74	(2.04)	15.12	14.39

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	0.32%	7.41%	4.49%	6.78%
Trust at Market Price(a)(b)	0.22	12.11	5.36	6.63
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Trust is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Trust is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of October 31, 2021 (continued)	BlackRock Municipal Income Trust (BFK)

Income was a key contributor to performance since overall price action was slightly negative. Positions in longer-dated bonds on the lower end of the investment-grade spectrum, especially those rated A and BBB, contributed to performance. Holdings in non-investment grade and unrated securities also added value, as strong investor risk appetites buoyed the prices of lower-rated debt. At the sector level, tax-backed and education issues performed well, as did residential and commercial land development projects. Yield curve positioning was an additional positive due to holdings in longer-dated securities, where prices remained relatively stable compared to the intermediate maturity range.

The Trust used U.S. Treasury futures in an effort to manage interest rate risk, which was a slight detractor. An allocation to the housing sector also detracted somewhat late in the reporting period as rates rose.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21	04/30/21

Transportation	22%	21%
State	17	19
Health	15	13
County/City/Special District/School District	12	11
Utilities	11	13
Tobacco	9	10
Education	6	6
Corporate	6	6
Housing	2	1
Other	—	— (c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021		4%
2022		7
2023		7
2024		7
2025		5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21	04/30/21

AAA/Aaa	5%	5%
AA/Aa	31	32
A	30	28
BBB/Baa	17	17
BB/Ba	7	7
B	1	1
C	—	1
N/R(f)	9	9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Schedule of Investments (unaudited) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	$1,220	$1,457,627

Arizona — 5.8%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	3,300	3,336,990
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	215	231,383
Series G, 5.00%, 07/01/47	430	493,413
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	4,000	4,118,560
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,410,884
5.00%, 12/01/37	4,885	6,683,515

		16,274,745

Arkansas — 2.6%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,550	1,686,682
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	814,970
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	1,250	1,356,413
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,800,896
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	520,803

		7,179,764

California — 14.1%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33(c)	3,420	2,724,953
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	729	843,118
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,496,743
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	725	754,080
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	1,500	1,700,976
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	735	747,879
Series A-2, 5.00%, 06/01/47	830	850,213
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(d)	2,475	3,176,989
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,689,954
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(c)	12,000	7,444,392
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(c)	2,270	1,992,620
Series B, Convertible, 6.20%, 08/01/39(d)	4,000	4,927,904
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	4,200	5,371,485

Security	Par (000)	Value

California (continued)
State of California, Refunding GO
5.00%, 02/01/38	$2,000	$2,111,886
4.00%, 10/01/44	510	550,092

		39,383,284

Colorado — 0.5%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	970	1,060,542
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	295	327,257

		1,387,799

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	550	564,762
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,450	1,627,703

		2,192,465

District of Columbia — 0.9%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series A, 5.00%, 10/01/53	2,505	2,545,293

Florida — 8.9%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(b)	100	106,193
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	465	167,916
Series A, 0.00%, 09/01/53	500	151,572
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	416,081
County of Miami-Dade Florida, RB, CAB(c)
0.00%, 10/01/32	5,000	3,773,005
0.00%, 10/01/33	15,375	11,204,224
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/23(e)	3,000	3,323,013
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	445	239,162
Series A-2, 0.00%, 10/01/42	595	307,041
Series A-2, 0.00%, 10/01/43	540	267,333
Series A-2, 0.00%, 10/01/44	550	261,861
Series A-2, 0.00%, 10/01/45	465	213,158
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,100	1,214,558
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,337,743
Miami-Dade County Health Facilities Authority Refunding RB, 4.00%, 08/01/51(f)	795	904,615
Miami-Dade County Seaport Department Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	695	793,867
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	150,564

		24,831,906

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.7%
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	$245	$273,808
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	623,055
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	415	456,934
5.00%, 01/01/56	565	663,715

		2,017,512

Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB
5.25%, 11/15/37	600	628,009
AMT, 4.00%, 03/01/37	2,770	3,042,393

		3,670,402

Idaho — 1.2%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,277,929

Illinois — 6.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,368,582
Series D, 5.00%, 12/01/46	1,635	1,777,895
Series H, 5.00%, 12/01/36	375	438,547
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	639,101
Series C, 5.00%, 12/01/34	370	432,483
Series D, 5.00%, 12/01/26	675	800,766
Series F, 5.00%, 12/01/22	505	528,659
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,900	2,055,488
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,414,069
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(e)	1,000	1,004,101
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	545	601,252
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	681,224
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	503,565
State of Illinois, GO
5.00%, 02/01/39	1,000	1,085,163
5.50%, 05/01/39	1,610	2,011,360
Series A, 5.00%, 04/01/38	200	211,528
Series D, 5.00%, 11/01/28	1,585	1,891,038
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(b)	610	646,424

		19,091,245

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(a)	2,050	2,230,919

Kansas — 0.6%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/39	640	694,225
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	1,085	1,126,260

		1,820,485

Security	Par (000)	Value

Kentucky — 6.2%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	$2,000	$2,371,974
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(e)	3,400	3,602,871
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/23(c)	8,500	8,349,627
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 0.00%, 07/01/34	1,000	1,223,024
Series C, Convertible, 0.00%, 07/01/39	1,395	1,692,340

		17,239,836

Louisiana — 0.7%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(e)	1,790	1,994,581

Maine — 0.2%
Maine State Housing Authority, RB, S/F Housing, Series C, 3.95%, 11/15/43	505	547,336

Maryland — 0.2%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	274,785
5.25%, 07/01/44	260	273,971

		548,756

Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	1,067,714
Series A, 5.00%, 01/01/47	1,010	1,161,818
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,514,277
5.00%, 04/15/40	600	658,051
Series A, 4.00%, 06/01/49	235	260,961
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	455	453,295
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	35	37,059
Series C-1, 2.90%, 12/01/39	365	374,439
Series D-1, 2.55%, 12/01/50	440	428,987
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 182, AMT, 3.30%, 12/01/28	1,000	1,059,732
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	700	873,829

		7,890,162

Michigan — 4.0%
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(e)	360	371,246
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	985,561
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(e)	4,150	4,241,391
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	3,245	3,401,675
Michigan State Housing Development Authority, RB, S/F Housing Series A, 4.00%, 06/01/49	270	280,363

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, S/F Housing (continued)
Series B, 2.95%, 12/01/39	$375	$384,045
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,250	1,478,355

		11,142,636

Minnesota — 1.5%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	700	735,090
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,931,294
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	339,641
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	542,068
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	615	657,407

		4,205,500

Mississippi — 0.2%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	600	602,330

Missouri — 2.9%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	700	706,222
Series A, 5.00%, 10/01/23(e)	750	819,215
Series A, 5.00%, 06/01/42	860	1,021,962
Series A, 5.00%, 06/01/47	1,230	1,453,102
Series C-2, 5.00%, 10/01/34	1,500	1,626,496
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,015	1,133,014
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	1,350	1,350,000

		8,110,011

Nebraska — 1.7%
Central Plains Energy Project, RB, 5.00%, 09/01/42	900	934,260
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	600	685,439
Nebraska Public Power District Refunding RB
Series A, 5.00%, 01/01/32	2,535	2,554,758
Series A, 4.00%, 01/01/44	600	603,791

		4,778,248

Nevada — 0.6%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,500	1,637,792
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(b)	125	135,115

		1,772,907

New Hampshire(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	525,979
Series C, AMT, 4.88%, 11/01/42	220	230,030

		756,009

New Jersey — 7.5%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	30,200

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB
Series B, 4.50%, 06/15/40	$1,930	$2,263,900
Series DDD, 5.00%, 06/15/42	160	186,862
AMT, (AGM), 5.13%, 07/01/42	300	324,195
Series B, AMT, 5.63%, 11/15/30	990	1,084,757
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/22(e)	500	515,902
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	1,120	1,187,896
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	1,970	2,047,661
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/42	395	405,797
Series AA, 5.00%, 06/15/38	290	319,519
Series AA, 5.00%, 06/15/45	2,055	2,387,566
Series AA, 5.00%, 06/15/46	600	669,329
Series AA, 3.00%, 06/15/50	360	370,534
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,600	1,139,403
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	820	927,306
Series A, 5.00%, 12/15/36	240	290,867
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	918,836
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	455	508,960
Tobacco Settlement Financing Corp., Refunding RB, Sub- Series B, 5.00%, 06/01/46	4,770	5,490,365

		21,069,855

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	680	771,130

New York — 8.0%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,837,943
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	30	31,200
Series C-1, 4.75%, 11/15/45	1,700	1,989,437
Series C-1, 5.00%, 11/15/50	550	651,906
Series C-1, 5.25%, 11/15/55	810	976,012
Series C-1, 5.00%, 11/15/56	320	362,293
Series D, 5.00%, 11/15/31	650	759,334
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	1,940	1,911,820
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,400	1,419,783
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	1,018,604
New York Liberty Development Corp., Refunding RB
2.88%, 11/15/46	3,550	3,556,912
Series 2, Class 2, 5.15%, 11/15/34(b)	640	715,093
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	350	400,664
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	2,635	2,544,169
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	315	389,084
AMT, 5.00%, 10/01/40	900	1,096,045

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	$470	$525,909
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	950	1,056,212
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,306,666

		22,549,086

North Carolina — 0.3%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	710,867

Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,785	4,253,280
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,060,033
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	1,050	1,179,482
Montgomery County Refunding RB, 4.00%, 08/01/51(f)	675	765,176
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	650	745,605
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	30	31,889
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	3,010	3,036,527

		13,071,992

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/36	800	925,403
5.00%, 10/01/39	280	322,946
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	835,826
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	474,028

		2,558,203

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	649,843
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	2,485	2,798,637
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	400	413,209

		3,861,689

Pennsylvania — 9.6%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	690,789
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	3,149,515
Delaware River Port Authority, RB, 4.50%, 01/01/32	3,000	3,262,140
Mckeesport Area School District, Refunding GO, CAB, (FGIC, SAW), 0.00%, 10/01/31(c)(i)	500	414,115
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	565	624,947
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	780	886,407
AMT, 5.00%, 12/31/38	1,610	1,891,798
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	855,785

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	$155	$146,628
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, AMT, 3.85%, 04/01/38	1,505	1,641,424
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	958,395
Series A, Subordinate, 4.00%, 12/01/49	710	793,622
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,735	3,160,328
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,339,518
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(f)	505	575,534
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	800	941,649
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,558,734

		26,891,328

Puerto Rico — 6.1%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	495	507,157
5.63%, 05/15/43	530	536,103
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,145	2,213,194
Series A, Senior Lien, 5.13%, 07/01/37	615	635,051
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,771,887
Series A-1, Restructured, 5.00%, 07/01/58	6,444	7,275,018
Series A-2, Restructured, 4.33%, 07/01/40	861	944,173
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,625,632
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,827	1,572,164

		17,080,379

Rhode Island — 3.5%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	2,086,916
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,510	1,569,230
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,111,477
Series B, 4.50%, 06/01/45	2,725	2,913,960
Series B, 5.00%, 06/01/50	2,000	2,190,342

		9,871,925

South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	755	785,578
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	2,271,499
South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,301,171
South Carolina State Housing Finance & Development Authority RB, Series A, 2.25%, 07/01/46	1,825	1,754,593

		7,112,841

Tennessee — 4.5%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(e)	2,945	3,116,381

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	$875	$960,952
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	694,004
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	1,200	1,238,546
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,075	1,250,626
Series A, 5.00%, 07/01/46	945	1,089,364
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,480	2,958,920
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	940	1,208,923

		12,517,716

Texas — 9.0%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	96,766
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,197,206
Series C, 5.00%, 08/15/42	1,480	1,645,766
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/39	400	462,750
Sub-Series A, AMT, 4.00%, 07/01/40	320	368,276
Sub-Series A, AMT, 4.00%, 07/01/41	320	367,911
Sub-Series A, AMT, 4.00%, 07/01/47	310	348,396
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(c)	5,000	2,447,050
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF), 0.00%, 08/15/24(e)	550	324,301
Series D, (PSF), 0.00%, 08/15/35	5,450	3,189,400
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/38(c)	16,780	8,704,273
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	1,047,254
Red River Education Finance Corp., RB, 5.25%, 03/15/23(e)	1,140	1,217,178
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	440	541,255
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	260	278,826
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	115	150,282
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/35	420	260,671
0.00%, 08/01/36	235	138,356
0.00%, 08/01/37	305	169,854
0.00%, 08/01/38	315	166,209
0.00%, 08/01/44	1,370	519,870
0.00%, 08/01/45	1,800	647,471

		25,289,321

Security	Par (000)	Value

Utah — 0.5%
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(b)	$205	$227,303
(UT), 4.00%, 04/15/42	600	632,802
5.38%, 06/15/48(b)	260	284,473
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA INS), 4.00%, 01/01/36	260	275,495

		1,420,073

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	295	305,631

Virginia — 2.0%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	780	784,839
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	1,046,512
Virginia Housing Development Authority, RB, M/F Housing, Series E, 3.15%, 12/01/49	1,515	1,556,064
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(b)	745	779,836
AMT, Senior Lien, 6.00%, 01/01/37	1,440	1,489,063

		5,656,314

Washington — 1.9%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	756,790
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	725,680
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	1,905	2,376,764
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	470	571,285
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	760	865,475

		5,295,994

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	730	800,443

Wisconsin — 2.4%
Public Finance Authority, RB(b)
Series A, 5.00%, 06/01/36	100	111,142
Series A, 5.00%, 10/15/50	875	945,929
Series A, 5.00%, 06/01/51	320	347,132
Series A, 5.00%, 06/01/61	405	437,226
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	437,887
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 08/15/51(f)	1,590	1,794,143
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	100	99,046
Series A, 1.85%, 09/01/31	80	79,257
Series A, 1.90%, 03/01/32	150	148,676
Series A, 1.95%, 09/01/32	110	109,184
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	280	272,265
Series A, (HUD SECT 8), 2.25%, 11/01/41	195	188,036

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing (continued)
Series A, (HUD SECT 8), 2.45%, 11/01/46	$290	$278,284
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,477,155

		6,725,362

Total Municipal Bonds — 132.3% (Cost: $330,643,006)		370,509,836

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

California — 0.5%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(k)	1,182	1,449,141

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(k)	1,769	2,153,256

Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,902	4,519,444

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,102	2,301,370

Florida — 1.7%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	2,090,111
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,521,306

		4,611,417

Georgia — 1.1%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,537	1,650,152
Georgia Ports Authority, RB, 4.00%, 07/01/51(f)(k)	1,305	1,527,931

		3,178,083

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,200	1,310,284

Maryland — 1.2%
Maryland Stadium Authority, RB, 5.00%, 05/01/42	2,760	3,339,285

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,652,331

Michigan — 2.0%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,759	3,146,562
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,322,505

		5,469,067

Minnesota — 1.9%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,335,990

Nevada — 1.0%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,311	2,827,313

Security	Par (000)	Value

New Jersey — 0.6%
New Jersey Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	$1,606	$1,799,625

New York — 8.2%
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,739,182
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(k)	567	567,900
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,650	1,807,837
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(k)	2,145	2,195,762
New York City Water & Sewer System, Refunding RB
Series BB, 4.00%, 06/15/47	6,000	6,218,520
Series CC, 5.00%, 06/15/23(e)	1,880	2,013,954
Series CC, 5.00%, 06/15/47	2,120	2,271,331
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	4,500	4,525,130
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,394	1,551,867

		22,891,483

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(k)	1,800	1,954,814

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(k)	2,399	2,753,003
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	914	962,690

		3,715,693

Texas — 4.9%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	2,609	3,107,891
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(e)	2,380	2,519,874
Houston Community College System, GO, 4.00%, 02/15/43(e)	2,160	2,262,906
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,680	1,868,196
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,409	1,443,152
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	698	752,421
Series A, (GNMA), 3.00%, 09/01/45	494	512,336
Series A, (GNMA), 3.75%, 09/01/49	383	412,518
Series A, (GNMA), 3.00%, 03/01/50	936	970,761

		13,850,055

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	$2,213	$2,426,014

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.0% (Cost: $81,695,933)		86,784,665

Total Long-Term Investments — 163.3% (Cost: $412,338,939)		457,294,501

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(l)(m)	236,571	236,594

Total Short-Term Securities — 0.1% (Cost: $236,594)		236,594

Total Investments — 163.4% (Cost: $412,575,533)		457,531,095

Liabilities in Excess of Other Assets — (0.2)%		(598,719)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(51,048,762)

VMTP Shares at Liquidation Value — (45.0)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$279,983,614

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 2, 2022 to February 15, 2047, is $7,602,842. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,420,831	$—	$(7,184,236)	(a)	$(1)	$—	$236,594	236,571	$96	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	75	12/21/21	$ 9,799	$87,936
U.S. Long Bond	45	12/21/21	7,237	25,288
5-Year U.S. Treasury Note	53	12/31/21	6,450	42,497

				$155,721

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$155,721	$—	$155,721

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(739,096)	$—	$(739,096)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$295,952	$—	$295,952

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$29,755,613

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$370,509,836	$—	$370,509,836
Municipal Bonds Transferred to Tender Option Bond Trusts	—	86,784,665	—	86,784,665
Short-Term Securities
Money Market Funds	236,594	—	—	236,594

	$236,594	$457,294,501	$—	$457,531,095

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$155,721	$—	$—	$155,721

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(51,037,789)	$—	$(51,037,789)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(176,937,789)	$—	$(176,937,789)

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,868,410
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	395	446,508
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,325	1,691,127
Tuscaloosa County Industrial Development Authority, Refunding RB(b)
Series A, 4.50%, 05/01/32	167	182,075
Series A, 5.25%, 05/01/44	130	149,549

		4,337,669

Arizona — 3.8%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	410,837
Series A, 5.38%, 07/01/50	925	1,052,499
Series A, 5.50%, 07/01/52	855	920,150
Series G, 5.00%, 07/01/47	135	154,909
Industrial Development Authority of the City of Phoenix, RB
Series A, 5.00%, 07/01/33.	870	884,474
Series A, 5.00%, 07/01/46(b)	1,255	1,370,303
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	138,753
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 07/01/56(b)	235	256,556
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	427,292
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	991,924
Tempe Industrial Development Authority RB, 4.00%, 12/01/56	165	176,029

		6,783,726

Arkansas(b) — 2.8%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	925	1,006,568
Series A, AMT, 4.75%, 09/01/49	3,570	3,971,368

		4,977,936

California — 4.5%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	141,360
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	74,673
Series A, 5.25%, 08/15/49	175	185,384
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	850	978,534
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	386,131
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.00%, 12/01/56	460	426,001
4.00%, 12/01/56	600	622,293
Series B, 4.00%, 02/01/57	330	343,242
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	535	548,029

Security	Par (000)	Value

California (continued)
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	$830	$491,832
Riverside County Transportation Commission, Refunding RB
4.00%, 06/01/47	180	203,167
3.00%, 06/01/49	120	122,520
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(d)	1,265	793,060
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/38(d)	3,725	2,496,044
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	165	183,827

		7,996,097

Colorado — 3.0%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	275	288,077
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	536,011
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,759,757
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	510,670
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	650	723,962
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/21(e)	977	1,010,335
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	500	493,633

		5,322,445

Connecticut(b) — 0.8%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	173,548
Series A, 5.00%, 01/01/55	210	226,489
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	971,535

		1,371,572

District of Columbia — 1.1%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	260	284,270
District of Columbia, TA, 5.13%, 06/01/41	750	752,588
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	969,058

		2,005,916

Florida — 8.7%
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	100	103,924
4.00%, 11/15/29	100	110,605
4.00%, 11/15/33	625	686,520
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	232,036
Series A-2, 4.60%, 05/01/31	515	567,217
Capital Trust Agency, Inc., RB, Series A, 5.75%, 06/01/54(b)	450	483,700

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB, CAB(b)(d)
0.00%, 01/01/61	$6,000	$445,626
0.00%, 07/01/61	25,215	2,653,904
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	120	133,629
AMT, 5.00%, 10/01/49	560	606,473
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	775	341,691
Series A-2, 0.00%, 10/01/47	745	316,039
Series A-2, 0.00%, 10/01/48	525	214,278
Series A-2, 0.00%, 10/01/49	435	171,266
Florida Development Finance Corp. RB, 5.00%, 06/15/56(b)	550	587,531
Florida Development Finance Corp., RB(b)
5.25%, 06/01/55	525	602,683
Series A, AMT, 5.00%, 08/01/29(a)	740	758,184
Florida Development Finance Corp., Refunding RB, 5.00%, 06/01/51	165	187,882
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	99,925
Series A-1, 3.90%, 05/01/41	285	290,097
Series B-1, 3.00%, 05/01/26	100	100,017
Series B-1, 4.13%, 05/01/41	200	203,440
Series B-1, 4.30%, 05/01/51	100	101,608
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/26	100	104,681
5.13%, 05/01/46	375	402,160
Series 1B, 4.75%, 05/01/29	270	299,326
Series 1B, 5.30%, 05/01/39	310	353,061
Series 1B, 5.45%, 05/01/48	550	623,947
Sawyers Landing Community Development District Special Assessment, 4.25%, 05/01/53	535	561,899
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	310	248,858
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(c)	120	117,347
Tolomato Community Development District, SAB(f)(g)
3rd Series, 6.65%, 05/01/40	275	3
Series 2015-1, 6.61%, 05/01/40(c)	505	505,000
Series 2015-3, 6.61%, 05/01/40	340	3
Trout Creek Community Development District, SAB
5.00%, 05/01/28	160	175,852
5.50%, 05/01/49	570	632,997
Village Community Development District No.10, SAB, 5.13%, 05/01/43	720	739,456
West Villages Improvement District, SAB
4.75%, 05/01/39	220	240,232
5.00%, 05/01/50	450	491,362

		15,494,459

Georgia — 3.3%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(e)	240	278,885

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	$1,770	$2,550,419
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	865	952,405
4.00%, 01/01/59	1,640	1,800,241
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	352,616

		5,934,566

Illinois — 7.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	880,990
Series D, 5.00%, 12/01/46	1,035	1,125,657
Series H, 5.00%, 12/01/36	935	1,093,444
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	406,700
Series C, 5.00%, 12/01/27	415	500,616
Series C, 5.00%, 12/01/34	940	1,098,740
Series F, 5.00%, 12/01/22	325	340,226
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	727,992
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	350	380,047
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	1,500	1,776,869
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	200	231,318
Series A, 5.00%, 06/15/57	555	640,812
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 5.00%, 06/15/52	225	250,849
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	500	176,078
State of Illinois, GO
5.00%, 05/01/27	500	548,331
5.00%, 01/01/28	1,005	1,164,578
5.00%, 03/01/37	755	765,261
Series A, 5.00%, 01/01/33	555	558,825
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	521,511

		13,188,844

Indiana — 4.2%
City of Anderson Indiana, RB, 5.38%, 01/01/40	285	293,987
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	401,293
AMT, 7.00%, 01/01/44	885	974,816
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	890	891,184
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(e)	680	730,879
Series A, AMT, 5.25%, 07/01/23(e)	2,190	2,363,695
Series A, AMT, 6.75%, 05/01/39	515	669,199
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	595	617,068
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	468,644

		7,410,765

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa — 1.6%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	$660	$718,139
Series B, 5.25%, 12/01/50(a)	825	897,809
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,175	1,200,144

		2,816,092

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(e)	460	486,780
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(c)	565	685,917

		1,172,697

Louisiana — 1.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	445	478,048
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	110	110,243
Series A, 5.25%, 05/15/32	380	388,922
Series A, 5.25%, 05/15/33	415	424,707
Series A, 5.25%, 05/15/35	945	1,006,033

		2,407,953

Maryland(b) — 1.6%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43	940	1,100,212
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55	1,480	1,685,331

		2,785,543

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB
Series A, 6.50%, 11/15/23(b)(e)	1,000	1,126,124
Series A, 5.00%, 01/01/47	860	989,271
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/45	100	114,440
4.00%, 07/01/50	150	169,871
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	610	634,957

		3,034,663

Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(e)	1,970	2,035,879
City of Detroit Michigan, GO
5.00%, 04/01/34	140	162,831
5.00%, 04/01/35	140	162,443
5.00%, 04/01/36	95	110,003
5.00%, 04/01/37	155	179,141
5.00%, 04/01/38	70	80,742
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(e)	410	423,031

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	$460	$452,348
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	500	586,779

		4,193,197

Minnesota — 1.6%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,940	2,127,177
Series A, 5.25%, 02/15/58	655	776,027

		2,903,204

Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	121,803
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	333,309
Series A, 4.75%, 11/15/47	365	361,076
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	1,088,363

		1,904,551

Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 09/01/37	285	296,377

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	266,291
Series A, 4.25%, 08/15/46	290	295,327
Series A, 4.50%, 08/15/55	600	614,577
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	230	243,645
Series B, AMT, 3.75%, 07/01/45	375	395,771

		1,815,611

New Jersey — 9.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	525,494
5.25%, 11/01/44	1,160	1,263,427
New Jersey Economic Development Authority, RB
Series EEE, 5.00%, 06/15/43	195	235,215
AMT, 5.13%, 09/15/23	750	781,083
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,484,211
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	837,214
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	651,363
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	659,926
Series S, 5.25%, 06/15/43	2,535	3,122,068
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	275,584
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/35	730	874,582

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$1,700	$2,034,829
Sub-Series B, 5.00%, 06/01/46	2,825	3,251,632

		15,996,628

New York — 20.1%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	916,454
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	2,115	2,117,424
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,235,539
Series B, 5.25%, 11/15/39	400	438,872
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	1,152,703
New York City Industrial Development Agency, Refunding RB, (AGM), 3.00%, 03/01/49	665	687,834
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/45	5,000	5,775,010
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	912,718
Series A, 5.00%, 06/01/42	1,505	1,518,729
Series A, 5.00%, 06/01/45	555	560,037
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	1,000	1,117,472
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	6,140	6,174,458
New York Liberty Development Corp., Refunding RB
2.88%, 11/15/46	1,290	1,292,512
5.75%, 11/15/51	2,220	2,224,473
Series 1, Class 1, 5.00%, 11/15/44(b)	2,355	2,572,369
Series 2, Class 2, 5.15%, 11/15/34(b)	160	178,773
Series 2, Class 2, 5.38%, 11/15/40(b)	395	442,055
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	565	646,786
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/33(b)	410	493,224
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,000	1,110,680
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	234,685
AMT, 5.00%, 10/01/40	535	651,538
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	898,159
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)(h)	755	793,546
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,485	1,606,843

		35,752,893

Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,455	3,882,452
Cleveland-Cuyahoga County Port Authority Refunding TA(b)
4.00%, 12/01/55	120	125,521
4.50%, 12/01/55	100	108,080
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	899,929

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	$400	$458,834
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	185,414
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	909,495
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,341,561

		7,911,286

Oklahoma — 4.0%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	2,205	2,601,653
Series B, 5.00%, 08/15/38	1,450	1,741,350
Series B, 5.25%, 08/15/43	1,305	1,585,459
Tulsa Authority for Economic Opportunity TA, 4.38%, 12/01/41(b)	155	150,357
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	1,036,688

		7,115,507

Oregon — 0.2%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	625	349,609

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	470	536,206
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	110,807
4.00%, 07/01/51	100	110,423
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	300	308,676
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	465	546,389
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	760,698
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	924,703
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	584,049

		3,881,951

Puerto Rico — 6.4%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	9,585	664,710
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	820	829,442
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.25%, 07/01/42	1,875	1,937,657
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,700,700
Series A-1, Restructured, 5.00%, 07/01/58	3,066	3,461,391
Series A-2, Restructured, 4.33%, 07/01/40	923	1,012,115
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,156,550
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	1,914	623,394

		11,385,959

Rhode Island — 2.5%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	495	514,416

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	$420	$466,820
Series B, 4.50%, 06/01/45	1,875	2,005,018
Series B, 5.00%, 06/01/50	1,360	1,489,433

		4,475,687

South Carolina — 3.0%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	165	179,771
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,320,061
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	2,051,567
Series E, 5.00%, 12/01/48	420	454,820
Series E, 5.50%, 12/01/53	750	820,853
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	494,564

		5,321,636

Tennessee — 1.7%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	490	475,982
Series A, 5.63%, 01/01/46	570	559,987
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	290	319,634
Series A, 5.25%, 10/01/58	1,430	1,706,152

		3,061,755

Texas — 7.4%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	328,611
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	180	195,512
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	325	352,828
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	262,652
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	145,175
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	926,448
City of Houston TX Airport System Revenue RB, 4.00%, 07/15/41	305	321,748
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(e)	210	226,408
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(d)	3,000	1,880,823
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(d)	5,200	2,786,014
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	451,908
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	155,261
Series A, 5.75%, 08/15/45	275	315,974

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	$1,890	$2,128,291
Port Beaumont Navigation District RB, 2.75%, 01/01/36(b)	710	707,161
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,142,900
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/43(d)	2,205	885,660

		13,213,374

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	100	114,041
Series A, 5.00%, 06/15/52	125	139,083

		253,124

Vermont — 0.4%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	645	660,074

Virginia — 2.3%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	260	263,676
Series A, 5.13%, 03/01/31	510	513,644
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	254,600
Series A, 5.00%, 01/01/49	455	486,076
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	1,041,432
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	1,540	1,592,469

		4,151,897

Washington — 1.4%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	389,331
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(e)	1,020	1,085,358
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	425	402,435
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	477	543,985

		2,421,109

Wisconsin — 5.3%
Public Finance Authority, RB
5.00%, 06/15/41(b)	165	171,970
5.00%, 01/01/42(b)	290	310,871
4.00%, 09/30/51	455	493,374
4.25%, 07/01/54	750	770,265
5.00%, 06/15/55(b)	440	450,239
5.00%, 01/01/56(b)	710	749,497
4.00%, 03/31/56	475	512,167
Series A, 6.25%, 10/01/31(b)	290	303,710
Series A, 5.00%, 11/15/41	95	114,421
Series A, 7.00%, 10/01/47(b)	290	300,477
Series A, 5.00%, 10/15/50(b)	530	572,963
Series A-1, 4.50%, 01/01/35(b)	600	656,499
Series A-1, 5.50%, 12/01/48(b)(f)(g)	10	3,163
Series A-1, 5.00%, 01/01/55(b)	1,290	1,411,706

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series B, 0.00%, 01/01/35(b)(d)	$1,100	$524,045
Series B, 0.00%, 01/01/60(b)(d)	16,025	1,300,541
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(d)	6,750	495,659
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46	230	254,835

		9,396,402

Total Municipal Bonds — 125.7% (Cost: $202,649,702)		223,502,774

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.1%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,700	3,118,536
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	583,032

		3,701,568

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	1,810	2,007,920

Florida — 1.4%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	2,321	2,562,614

Georgia — 0.6%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,144,393

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	2,120	2,405,770

Illinois — 1.0%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,691,700

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,970,206

Massachusetts — 1.2%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,009	2,118,942

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,000	2,281,257

New Jersey — 0.8%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	1,338	1,413,263

New York — 4.0%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,390	2,618,625
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 3.00%, 05/01/46	1,187	1,243,616

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	$1,725	$1,920,989
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,399,883

		7,183,113

North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(e)	1,180	1,383,719
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	850	917,966

		2,301,685

Pennsylvania — 2.7%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	2,501	2,802,037
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	2,029,813

		4,831,850

Rhode Island — 1.5%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,448	2,732,054

Texas — 7.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(e)	11,000	11,646,478
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21	1,170	1,170,000

		12,816,478

Virginia(j) — 2.1%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	2,224	2,731,664
Series A, Senior Lien, 4.00%, 07/01/60	795	914,254

		3,645,918

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	2,094,409

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.0% (Cost: $53,106,692)		56,903,140

Total Long-Term Investments — 157.7% (Cost: $255,756,394)		280,405,914

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	3,244,132	$3,244,456

Total Short-Term Securities — 1.8% (Cost: $3,244,456)		3,244,456

Total Investments — 159.5% (Cost: $259,000,850)		283,650,370

Other Assets Less Liabilities — 1.3%		2,409,902

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(32,592,191)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.5)%		(75,636,862)

Net Assets Applicable to Common Shares — 100.0%		$177,831,219

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2028, is $6,946,917. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$133,660	$3,110,798	(a)	$—	$(2)	$—	$3,244,456	3,244,132	$28	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	62	12/21/21	$ 8,101	$108,211
U.S. Long Bond	50	12/21/21	8,041	33,305
5-Year U.S. Treasury Note	49	12/31/21	5,963	64,077

				$205,593

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$205,593	$—	$205,593

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(260,512)	$—	$(260,512)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(27,698)	$—	$(27,698)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$22,767,168

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$223,502,774	$—	$223,502,774
Municipal Bonds Transferred to Tender Option Bond Trusts	—	56,903,140	—	56,903,140
Short-Term Securities
Money Market Funds	3,244,456	—	—	3,244,456

	$3,244,456	$280,405,914	$—	$283,650,370

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$205,593	$—	$—	$205,593

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(32,584,836)	$—	$(32,584,836)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(108,584,836)	$—	$(108,584,836)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,555	$1,695,748
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,486,195
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,480,167
Series D, Sub Lien, 7.00%, 10/01/51	1,765	2,030,489
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	3,037,702

		15,730,301

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,360	1,517,260

Arizona — 4.3%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	180	205,698
5.00%, 05/15/56	725	810,631
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,400	3,712,375
Salt Verde Financial Corp., RB
5.00%, 12/01/32	10,030	12,923,434
5.00%, 12/01/37	7,460	10,206,556

		27,858,694

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,985	5,424,587

California — 6.5%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	4,230	6,451,275
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,465	2,649,794
Series A, 4.00%, 04/01/45	790	890,690
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	309,361
Series A, 5.25%, 08/15/49	715	757,426
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	2,970	3,091,553
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,495	1,626,100
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	690	899,919
Series A, AMT, 5.00%, 05/15/32	825	1,068,410
Series A, AMT, 5.00%, 05/15/33	815	1,051,640
Series A, AMT, 5.00%, 05/15/38	580	732,254
Series A, AMT, 5.00%, 05/15/39	625	788,161
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,070	1,097,694
Series A-2, 5.00%, 06/01/47	4,335	4,440,570
Riverside County Transportation Commission, RB, CAB(b)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,935,370
Series B, Senior Lien, 0.00%, 06/01/42	6,000	3,399,324
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,724,195

Security	Par (000)	Value

California (continued)
San Marcos Unified School District, GO, CAB(b)
Series B, 0.00%, 08/01/34	$3,500	$2,675,967
Series B, 0.00%, 08/01/36	4,000	2,857,528
State of California, Refunding GO, 3.00%, 12/01/46	1,010	1,075,696
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	690	768,732

		42,291,659

Colorado — 1.8%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	3,485	4,449,644
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,565	4,009,370
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,580	2,955,091

		11,414,105

Connecticut — 0.4%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	670	789,420
Series A, 4.00%, 05/01/39	420	489,363
State of Connecticut, GO, Series A, 4.00%, 01/15/38	1,300	1,526,257

		2,805,040

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,567,713

District of Columbia — 6.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,688,204
District of Columbia, Refunding RB
5.00%, 04/01/35	865	1,030,558
5.00%, 10/01/48	4,590	5,465,611
Series A, 6.00%, 07/01/23(c)	1,480	1,618,152
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	690	806,651
Series A, AMT, 4.00%, 10/01/38	690	806,011
Series A, AMT, 4.00%, 10/01/39	1,025	1,195,951
Series A, AMT, 4.00%, 10/01/40	830	966,029
Series A, AMT, 4.00%, 10/01/41	765	888,751
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	3,990	4,054,179
Series B, Subordinate, 4.00%, 10/01/49	1,550	1,726,483

		42,246,580

Florida — 3.4%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	395	489,136
Series A-1, 5.00%, 10/01/33	435	536,299
Series A-1, 5.00%, 10/01/34	435	534,334
Series A-1, 5.00%, 10/01/35	145	177,547
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,945,870
County of Lee Florida Airport Revenue, RB, Series B, 5.00%, 10/01/46	2,545	3,145,544
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	655	770,150
Series A, 4.00%, 10/01/38	655	768,201
Series A, 4.00%, 10/01/39	490	573,685
Florida Development Finance Corp., RB(a) Series A, 5.00%, 06/15/40	435	500,056

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(a) (continued)
Series A, 5.00%, 06/15/50	$1,455	$1,645,263
Series A, 5.00%, 06/15/55	875	988,716
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	875	1,102,463
Series A, 5.00%, 10/01/50	1,310	1,630,920
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	3,159	2,001,047
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,535	4,263,744

		22,072,975

Georgia — 2.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	1,010	1,173,640
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,455	1,444,187
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	990	1,329,845
Series A, 5.00%, 05/15/36	990	1,343,167
Series A, 5.00%, 05/15/37	1,085	1,485,407
Series A, 5.00%, 05/15/38	600	829,157
Series A, 5.00%, 05/15/49	1,990	2,867,421
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	3,460,701
Municipal Electric Authority of Georgia, Refunding RB
Series A, 4.00%, 01/01/51	445	506,487
Sub-Series A, 4.00%, 01/01/49	1,230	1,355,367

		15,795,379

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	1,485	1,778,415

Illinois — 11.3%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,905	3,219,217
Series D, 5.00%, 12/01/46	3,805	4,137,662
Series H, 5.00%, 12/01/36	920	1,075,902
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,487,361
Series D, 5.00%, 12/01/25	1,650	1,917,234
Series F, 5.00%, 12/01/22	1,250	1,308,561
Series G, 5.00%, 12/01/34	915	1,069,518
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,895	2,201,221
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	2,055	2,063,428
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	2,000	2,082,680
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,655,918
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	534,909
Series A, 5.00%, 02/15/50	265	297,140
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,605	3,253,340
Series C, 5.00%, 01/01/37	5,455	6,163,239
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	2,032,126

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	$2,710	$2,999,257
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	10,455	5,826,195
State of Illinois, GO
5.00%, 02/01/39	2,990	3,244,637
Series A, 5.00%, 04/01/38	9,030	9,550,507
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	12,533,207
Series B, 5.00%, 10/01/28	1,965	2,382,584
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	2,097,023

		73,132,866

Indiana — 2.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,676,634
AMT, 7.00%, 01/01/44	3,680	4,053,472
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	3,785	4,068,194
Series A, AMT, 5.25%, 07/01/23	790	852,657
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,622,304

		13,273,261

Iowa — 1.3%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	2,125	2,312,191
Series B, 5.25%, 12/01/50(f)	5,515	6,001,716

		8,313,907

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	1,915	2,026,484
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,515	3,037,549
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(g)	2,325	2,822,580

		7,886,613

Louisiana — 1.0%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	610	611,344
Series A, 5.25%, 05/15/32	2,160	2,210,715
Series A, 5.25%, 05/15/33	2,345	2,399,850
Series A, 5.25%, 05/15/35	985	1,048,616

		6,270,525

Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	840	1,009,501
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,540	3,411,441

		4,420,942

Massachusetts — 0.4%
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,245	2,793,355

Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	8,665	8,954,766
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,640	1,845,385

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	$1,925	$1,892,978
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,000	2,462,052
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,120	2,487,945

		17,643,126

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,030	2,225,861
Series A, 5.25%, 02/15/53	4,060	4,809,683

		7,035,544

Missouri — 1.5%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,830	6,494,789
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	480	508,396
Series A, 4.00%, 07/01/46	1,205	1,395,548
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	835	799,149
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	870	823,070

		10,020,952

Nebraska — 0.7%
Central Plains Energy Project, RB
5.25%, 09/01/37	1,610	1,674,269
5.00%, 09/01/42	2,815	2,922,159

		4,596,428

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	3,181,911
Series C, AMT, 4.88%, 11/01/42	1,585	1,657,263

		4,839,174

New Jersey — 14.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,628,674
5.25%, 11/01/44	2,980	3,245,700
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,350	3,853,756
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	3,680	73,600
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,030	1,163,992
4.00%, 11/01/39	825	927,666
5.00%, 06/15/49	4,650	5,573,197
Series EEE, 5.00%, 06/15/48	7,320	8,753,073
AMT, 5.38%, 01/01/43	2,285	2,506,437
Series B, AMT, 5.63%, 11/15/30	2,035	2,229,778
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	3,338,301
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	8,000	8,820,696
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	3,765	4,030,181
Series BB, 4.00%, 06/15/50	3,010	3,345,883

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series BB, 5.00%, 06/15/50	$9,895	$11,770,053
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	3,035	3,131,489
Series A, 4.00%, 01/01/42	1,470	1,707,035
Series E, 5.00%, 01/01/45	5,095	5,709,111
State of New Jersey, GO
Series A, 4.00%, 06/01/31	1,135	1,375,274
Series A, 3.00%, 06/01/32	2,620	2,913,162
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,280,745
Sub-Series B, 5.00%, 06/01/46	14,320	16,482,606

		95,860,409

New York — 18.2%
City of New York, GO, Series C, 5.00%, 08/01/42	2,255	2,829,790
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	5,095,912
Series B, 5.25%, 11/15/39	1,650	1,810,349
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,210	3,756,525
Series C-1, 5.00%, 11/15/50	1,040	1,232,694
Series C-1, 5.25%, 11/15/55	1,545	1,861,652
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,055	1,187,823
Series A, 4.00%, 07/01/50	2,155	2,473,841
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,135	2,165,138
Series F-1, (FHA), 2.40%, 11/01/46	5,110	4,864,045
Series F-1, (FHA), 2.50%, 11/01/51	3,520	3,459,804
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	435	467,938
Series A, Class A, (AGM), 3.00%, 01/01/39	435	466,140
Series A, Class A, (AGM), 3.00%, 01/01/40	305	325,810
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	4,805	4,858,869
Series C, Subordinate, 4.00%, 05/01/45	2,190	2,521,259
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	875	1,017,398
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	840	843,057
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,400	3,448,045
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	9,395	10,624,806
New York Liberty Development Corp., Refunding RB 2.88%, 11/15/46	6,725	6,738,094
Series 1, Class 1, 5.00%, 11/15/44(a)	7,830	8,552,717
Series 2, Class 2, 5.15%, 11/15/34(a)	660	737,440
Series 2, Class 2, 5.38%, 11/15/40(a)	1,655	1,852,154
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	6,742,413
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	4,335,617
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49	15,980	18,228,467

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB (continued)
Series A, 3.00%, 03/15/50	$2,595	$2,692,450
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,165	1,293,942
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	715	883,158
AMT, 5.00%, 10/01/40	2,020	2,460,013
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,985	2,291,520
Series A, 5.00%, 11/15/54	1,705	2,124,219
Series A, 5.00%, 11/15/56	1,785	2,237,954
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,584	1,726,677

		118,207,730

North Carolina — 1.4%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,150	4,415,168
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	262,199
Series A, 5.00%, 10/01/40	350	421,713
Series A, 4.00%, 10/01/45	215	238,177
Series A, 5.00%, 10/01/45	620	743,541
Series A, 4.00%, 10/01/50	260	288,044
Series A, 5.00%, 10/01/50	700	829,817
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,080	1,625,628

		8,824,287

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,885	2,227,007

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	580	664,468
Series A-2, Class 1, 4.00%, 06/01/38	580	660,788
Series A-2, Class 1, 4.00%, 06/01/39	580	658,852
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,686,354
Series B-2, Class 2, 5.00%, 06/01/55	6,675	7,500,831
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	954,178
Series A, 6.13%, 07/01/22(c)	1,280	1,330,160
Series A, 4.00%, 12/01/49	1,015	1,160,053
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,200	1,349,893
Series A, 3.75%, 08/15/50	2,110	2,298,075
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46(h)	1,830	2,097,019
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,480	1,697,686
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,742,929

		23,801,286

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,350	2,826,994

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	$4,065	$4,587,917
Series C, 4.00%, 01/01/42	3,845	4,359,938

		11,774,849

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	3,390	3,853,572
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,630	4,411,147

		8,264,719

Pennsylvania — 2.9%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	375	425,351
Subordinate, 5.13%, 05/01/32	470	550,974
Subordinate, 5.38%, 05/01/42	870	1,002,580
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,240	1,275,861
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	2,505	3,028,500
Series A, 4.00%, 09/01/49	1,135	1,255,425
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,911,269
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,665	5,330,304
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,420,436
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(h)	1,350	1,538,557

		18,739,257

Puerto Rico — 6.0%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,365	1,398,523
5.63%, 05/15/43	1,360	1,375,660
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,920	5,076,417
Series A, Senior Lien, 5.13%, 07/01/37	1,410	1,455,972
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,498,125
Series A-1, Restructured, 5.00%, 07/01/58	14,252	16,089,938
Series A-2, Restructured, 4.33%, 07/01/40	1,950	2,138,370
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,704,748
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	10,294	3,352,776

		39,090,529

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,060	3,435,275
Series B, 4.50%, 06/01/45	5,175	5,533,850
Series B, 5.00%, 06/01/50	5,765	6,313,661

		15,282,786

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 5.5%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 04/01/44	$160	$181,877
4.00%, 04/01/49	150	160,774
5.00%, 04/01/49	480	538,153
4.00%, 04/01/54	370	395,600
5.00%, 04/01/54	875	977,966
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	5,115	5,959,860
Series A, 5.00%, 05/01/48	6,075	7,168,585
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	13,452,258
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	2,805	3,168,130
Series E, 5.25%, 12/01/55	3,335	3,835,750

		35,838,953

Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	315	354,475
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	3,240	3,998,792
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,570,554
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	1,925	2,296,742

		8,220,563

Texas — 8.0%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,370	4,893,985
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(c)	700	738,403
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	385	432,057
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,813,707
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	487,568
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	880	948,940
Harris County-Houston Sports Authority, Refunding RB(b)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	6,000	2,733,282
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,306,272
Harris County-Houston Sports Authority, Refunding RB, CAB(b)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,783,720
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	6,156,778
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/40	9,780	4,480,159
Series A, 0.00%, 09/15/41	5,420	2,358,155
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(c)	355	408,865

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	$1,980	$1,945,904
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	3,093,878
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,025	10,833,610
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,310	2,644,202

		52,059,485

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	440	507,665
Series A, 3.00%, 05/15/50	1,985	2,042,448
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,830	2,141,236
Series A, AMT, 5.00%, 07/01/48	1,735	2,051,743

		6,743,092

Virginia — 1.4%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,588,041
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	3,155	3,248,375
AMT, Senior Lien, 6.00%, 01/01/37	3,790	3,919,129

		8,755,545

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,460,042
Series C, AMT, 5.00%, 04/01/40	1,475	1,640,752
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	4,420	4,703,216
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	767,411

		10,571,421

West Virginia — 0.5%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	2,940	3,420,922

Total Municipal Bonds — 126.1% (Cost: $751,474,331)		819,412,241

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 1.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	6,196	6,964,615

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	4,475	5,446,196

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,638	4,111,911

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 1.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	$7,220	$8,060,995
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	2,898	3,085,333

		11,146,328

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	5	6,092
Series C, 4.00%, 02/15/41	2,800	3,149,522

		3,155,614

Massachusetts — 2.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,153	4,519,298
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	10,600,746

		15,120,044

New Jersey — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	12,465	14,345,528

New York — 12.1%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(j)	1,015	1,015,730
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	20,864	20,981,517
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	12,611	12,636,096
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,655	3,039,324
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,060	13,687,205
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	5,805	6,572,619
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,155	14,780,274
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,841,488

		78,554,253

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	4,960	5,816,309

Ohio — 0.7%
Ohio State University, RB, 4.00%, 12/01/48	4,125	4,850,293

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,620,943

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22	3,137	3,235,481

Texas — 6.8%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,003	6,210,538
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	4,900	5,187,977

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	$4,140	$4,214,473
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	6,650	6,650,000
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,505	5,637,566
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,920	15,986,532

		43,887,086

Virginia — 2.5%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	4,346	4,997,554
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,677	10,973,923

		15,971,477

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	5,575	6,185,759

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6% (Cost: $214,100,369)		224,411,837

Total Long-Term Investments — 160.7% (Cost: $965,574,700)		1,043,824,078

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	6,405,855	6,406,495

Total Short-Term Securities — 1.0% (Cost: $6,406,495)		6,406,495

Total Investments — 161.7% (Cost: $971,981,195)		1,050,230,573

Other Assets Less Liabilities — 1.0%		6,427,578

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.0)%		(136,279,483)

VMTP Shares at Liquidation Value — (41.7)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$649,578,668

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK)

(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to November 15, 2051, is $18,079,568.

 See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$902,787	$5,504,309	(a)	$—	$(458)	$(143)	$6,406,495	6,405,855	$161	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	76	12/21/21	$9,930	$173,064
U.S. Long Bond	62	12/21/21	9,970	97,362
5-Year U.S. Treasury Note	51	12/31/21	6,206	82,347

				$352,773

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$352,773	$—	$352,773

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Trust (BFK)

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,664,446)	$—	$(1,664,446)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$529,715	$—	$529,715

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$26,842,449

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$819,412,241	$—	$819,412,241
Municipal Bonds Transferred to Tender Option Bond Trusts	—	224,411,837	—	224,411,837
Short-Term Securities
Money Market Funds	6,406,495	—	—	6,406,495

	$6,406,495	$1,043,824,078	$—	$1,050,230,573

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$352,773	$—	$—	$352,773

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(136,250,562)	$—	$(136,250,562)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(407,050,562)	$—	$(407,050,562)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Statements of Assets and Liabilities (unaudited)

October 31, 2021

	BKN	BTA	BFK

ASSETS
Investments, at value — unaffiliated(a)	$457,294,501	$280,405,914	$1,043,824,078
Investments, at value — affiliated(b)	236,594	3,244,456	6,406,495
Cash	64,817	59,548	71,485
Cash pledged for futures contracts	304,000	301,000	364,000
Receivables:
Investments sold	205,071	31,746	76,323
TOB Trust	863,938	—	—
Dividends — affiliated	2	11	34
Interest — unaffiliated	5,087,910	3,776,479	13,211,918
Variation margin on futures contracts	8,688	7,344	8,719

Prepaid expenses	8,313	53,148	2,582

Total assets	464,073,834	287,879,646	1,063,965,634

ACCRUED LIABILITIES
Payables:
Investments purchased	5,527,085	793,271	3,628,369
Accounting services fees	81,035	34,105	98,666
Administration fees	58,253	—	—
Custodian fees	11,926	6,482	18,443
Income dividend distributions — Common Shares	1,170,813	732,074	2,631,876
Interest expense and fees	10,973	7,355	28,921
Investment advisory fees	135,917	151,770	540,706
Trustees’ and Officer’s fees	90,696	29,033	295,489
Other accrued expenses	10,286	7,794	5,326
Professional fees	31,829	41,664	55,240
Transfer agent fees	9,557	7,558	14,001
Variation margin on futures contracts	14,061	15,623	19,367

Total accrued liabilities	7,152,431	1,826,729	7,336,404

OTHER LIABILITIES
TOB Trust Certificates	51,037,789	32,584,836	136,250,562
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,636,862	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	125,900,000	—	270,800,000

Total other liabilities	176,937,789	108,221,698	407,050,562

Total liabilities	184,090,220	110,048,427	414,386,966

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$279,983,614	$177,831,219	$649,578,668

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$239,271,820	$156,351,510	$593,214,109
Accumulated earnings	40,711,794	21,479,709	56,364,559

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$279,983,614	$177,831,219	$649,578,668

Net asset value per Common Share	$16.26	$13.24	$14.44

(a) Investments, at cost — unaffiliated	$412,338,939	$255,756,394	$965,574,700
(b) Investments, at cost — affiliated	$236,594	$3,244,456	$6,406,495
(c) Preferred Shares outstanding	1,259	760	2,708
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001	$0.001
(f) Common Shares outstanding	17,217,835	13,432,558	44,989,338
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited
(h) Par value per Common Share	$0.01	$0.001	$0.001

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	BKN	BTA	BFK

INVESTMENT INCOME
Dividends — affiliated	$96	$28	$161
Interest — unaffiliated	8,581,401	5,980,456	19,392,806

Total investment income	8,581,497	5,980,484	19,392,967

EXPENSES
Investment advisory	820,911	915,426	3,235,915
Administration	351,819	—	—
Professional	39,822	34,231	41,378
Accounting services	34,577	14,515	42,083
Trustees and Officer	15,918	8,448	41,593
Transfer agent	14,736	10,678	22,408
Registration	4,318	4,322	7,939
Custodian	—	2,701	11,820
Liquidity fees	—	3,902	—
Remarketing fees on Preferred Shares	—	3,831	—
Miscellaneous	37,159	48,474	36,594

Total expenses excluding interest expense, fees and amortization of offering costs	1,319,260	1,046,528	3,439,730
Interest expense, fees and amortization of offering costs(a)	807,016	468,535	1,800,532

Total expenses	2,126,276	1,515,063	5,240,262
Less:
Fees waived and/or reimbursed by the Manager	(507)	(118)	(865)

Total expenses after fees waived and/or reimbursed	2,125,769	1,514,945	5,239,397

Net investment income	6,455,728	4,465,539	14,153,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	99,168	724,563	190,718
Investments — affiliated	(1)	(2)	(458)
Futures contracts	(739,096)	(260,512)	(1,664,446)

	(639,929)	464,049	(1,474,186)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,781,855)	(1,610,975)	(11,067,808)
Investments — affiliated	—	—	(143)
Futures contracts	295,952	(27,698)	529,715

	(6,485,903)	(1,638,673)	(10,538,236)

Net realized and unrealized loss	(7,125,832)	(1,174,624)	(12,012,422)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(670,104)	$3,290,915	$2,141,148

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	BKN		BTA

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,455,728	$13,848,954	$4,465,539	$9,039,515
Net realized gain (loss)	(639,929)	735,002	464,049	2,090,573
Net change in unrealized appreciation (depreciation)	(6,485,903)	30,193,510	(1,638,673)	25,451,032

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(670,104)	44,777,466	3,290,915	36,581,120

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,022,175)	(13,530,018)	(4,284,030)	(8,188,679)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	271,786	272,377	72,547	15,397

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(7,420,493)	31,519,825	(920,568)	28,407,838
Beginning of period	287,404,107	255,884,282	178,751,787	150,343,949

End of period	$279,983,614	$287,404,107	$177,831,219	$178,751,787

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BFK

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,153,570	$31,123,845
Net realized gain (loss)	(1,474,186)	1,835,604
Net change in unrealized appreciation (depreciation)	(10,538,236)	80,044,099

Net increase in net assets applicable to Common Shareholders resulting from operations	2,141,148	113,003,548

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,781,087)	(30,918,155)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,126,478	1,199,715

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(12,513,461)	83,285,108
Beginning of period	662,092,129	578,807,021

End of period	$649,578,668	$662,092,129

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Cash Flows (unaudited)

Six Months Ended October 31, 2021

	BKN	BTA	BFK

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(670,104)	$3,290,915	$2,141,148
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	26,069,132	26,640,815	64,886,173
Purchases of long-term investments	(28,084,534)	(17,560,781)	(57,046,787)
Net proceeds from sales (purchases) of short-term securities	7,184,237	(3,110,796)	(5,504,308)
Amortization of premium and accretion of discount on investments and other fees	(550,791)	43,784	1,904,468
Net realized gain on investments	(99,167)	(724,561)	(190,260)
Net unrealized depreciation on investments	6,781,855	1,610,975	11,067,951
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	58	(2)	(1)
Interest — unaffiliated	158,367	113,114	173,495
Variation margin on futures contracts	(8,688)	(7,344)	(8,719)
Prepaid expenses	10,385	(15,968)	15,517
Increase (Decrease) in Liabilities
Payables
Accounting services fees	29,121	12,225	35,440
Administration fees	518	—	—
Custodian fees	(818)	2,435	11,032
Interest expense and fees	(4,953)	(3,106)	(14,616)
Investment advisory fees	1,368	5,460	13,052
Trustees’ and Officer’s fees	6,930	2,493	21,807
Other accrued expenses	2,064	(1,404)	(2,360)
Professional fees	(26,930)	(16,358)	(50,045)
Transfer agent fees	(1,433)	(956)	(1,654)
Variation margin on futures contracts	(6,547)	2,406	(9,300)

Net cash provided by operating activities	10,790,070	10,283,346	17,442,033

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,749,291)	(4,157,485)	(14,650,169)
Repayments of TOB Trust Certificates	(4,047,398)	(6,022,424)	(13,959,925)
Proceeds from TOB Trust Certificates	6,859	—	11,060,000
Amortization of deferred offering costs	—	8,080	—

Net cash used for financing activities	(10,789,830)	(10,171,829)	(17,550,094)

CASH
Net increase (decrease) in restricted and unrestricted cash	240	111,517	(108,061)
Restricted and unrestricted cash at beginning of period	368,577	249,031	543,546

Restricted and unrestricted cash at end of period	$368,817	$360,548	$435,485

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$811,969	$463,561	$1,815,148

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$271,786	$72,547	$1,126,478

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$64,817	$59,548	$71,485
Cash pledged
Futures contracts	304,000	301,000	364,000

	$368,817	$360,548	$435,485

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BKN

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019		2018	2017

Net asset value, beginning of period	$16.71		$14.89	$15.75	$15.26		$15.39	$16.83

Net investment income(a)	0.38		0.81	0.71	0.71		0.73	0.79
Net realized and unrealized gain (loss)		(0.42)	1.80	(0.88)	0.46		0.02	(1.12)

Net increase (decrease) from investment operations		(0.04)	2.61	(0.17)	1.17		0.75	(0.33)

Distributions to Common Shareholders(b)
From net investment income		(0.41)	(0.79)	(0.69)	(0.68)		(0.73)	(0.85)
From net realized gain	—		—	—	(0.00	)(c)	(0.15)	(0.26)

Total distributions to Common Shareholders		(0.41)	(0.79)	(0.69)	(0.68)		(0.88)	(1.11)

Net asset value, end of period	$16.26		$16.71	$14.89	$15.75		$15.26	$15.39

Market price, end of period	$17.13		$19.20	$14.75	$14.31		$13.57	$14.59

Total Return Applicable to Common Shareholders(d)

Based on net asset value	(0.34	)%(e)	17.68%	(1.16)%	8.45%		5.34%	(1.84)%

Based on market price	(8.63	)%(e)	36.51%	7.77%	10.81%		(1.20)%	(7.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47	%(f)	1.53%	2.31%	2.53%		2.12%	1.84%

Total expenses after fees waived and/or reimbursed	1.47	%(f)	1.53%	2.31%	2.53%		2.11%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.91	%(f)	0.93%	0.93%	0.94%		0.90%	0.90%

Net investment income to Common Shareholders	4.46	%(f)	4.93%	4.39%	4.64%		4.64%	4.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$279,984		$287,404	$255,884	$270,707		$262,198	$264,551

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900		$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$322,386		$328,280	$303,244	$315,017		$308,259	$310,128

Borrowings outstanding, end of period (000)	$51,038		$54,214	$56,112	$51,999		$41,043	$30,783

Portfolio turnover rate		6%	10%	16%	29%		31%	36%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BTA

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$13.31		$11.20	$12.47	$12.28	$12.27	$12.89

Net investment income(a)	0.33		0.67	0.60	0.62	0.65	0.67
Net realized and unrealized gain (loss)		(0.08)	2.05	(1.26)	0.20	0.01	(0.63)

Net increase (decrease) from investment operations	0.25		2.72	(0.66)	0.82	0.66	0.04

Distributions to Common Shareholders from net investment income(b)		(0.32)	(0.61)	(0.61)	(0.63)	(0.65)	(0.66)

Net asset value, end of period	$13.24		$13.31	$11.20	$12.47	$12.28	$12.27

Market price, end of period	$13.36		$13.20	$10.92	$11.88	$11.20	$11.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.84	%(d)	24.80%	(5.70)%	7.34%	5.76%	0.53%

Based on market price	3.62	%(d)	26.94%	(3.49)%	12.12%	1.50%	0.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66	%(e)	1.73%	2.54%	2.67%	2.33%	2.00%

Total expenses after fees waived and/or reimbursed	1.65	%(e)	1.73%	2.54%	2.67%	2.33%	2.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.14	%(e)	1.14%	1.13%	1.13%	1.14%	1.13%

Net investment income to Common Shareholders	4.88	%(e)	5.32%	4.71%	5.11%	5.21%	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$177,831		$178,752	$150,344	$167,431	$164,787	$164,745

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$333,988		$335,200	$297,821	$320,304	$316,825	$316,770

Borrowings outstanding, end of period (000)	$32,585		$38,607	$36,908	$34,595	$36,025	$32,093

Portfolio turnover rate		6%	27%	34%	31%	44%	43%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended April 30,
		2021	2020	2019	2018	2017

Expense ratios	1.13%	1.13%	1.12%	1.12%	1.47%	1.52%

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BFK

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$14.74		$12.91	$14.17	$13.98	$14.24	$15.20

Net investment income(a)	0.31		0.69	0.67	0.68	0.73	0.81
Net realized and unrealized gain (loss)		(0.26)	1.83	(1.28)	0.21	(0.22)	(0.92)

Net increase (decrease) from investment operations	0.05		2.52	(0.61)	0.89	0.51	(0.11)

Distributions to Common Shareholders from net investment income(b)		(0.35)	(0.69)	(0.65)	(0.70)	(0.77)	(0.85)

Net asset value, end of period	$14.44		$14.74	$12.91	$14.17	$13.98	$14.24

Market price, end of period	$14.73		$15.05	$12.14	$13.79	$12.78	$14.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.32	%(d)	19.81%	(4.51)%	6.98%	3.74%	(0.78)%

Based on market price	0.22	%(d)	30.10%	(7.74)%	13.89%	(3.54)%	(3.96)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56	%(e)	1.63%	2.30%	2.55%	2.31%	1.99%

Total expenses after fees waived and/or reimbursed	1.56	%(e)	1.63%	2.30%	2.55%	2.27%	1.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	1.02	%(e)	1.05%	1.02%	1.04%	1.03%	1.06%

Net investment income to Common Shareholders	4.21	%(e)	4.84%	4.68%	4.87%	5.06%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$649,579		$662,092	$578,807	$635,076	$626,604	$638,047

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$339,874		$344,495	$313,740	$334,518	$331,390	$335,616

Borrowings outstanding, end of period (000)	$136,251		$139,150	$135,464	$119,624	$128,156	$146,562

Portfolio turnover rate		6%	13%	17%	19%	9%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified

BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total

BKN	$18,980	$109,939	$32,232	$ 161,151
BTA	15,358	77,067	29,236	121,661
BFK	54,456	270,317	86,558	411,331

For the six months ended October 31, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

BKN	$86,784,665		$51,037,789		0.07% — 0.20%	$52,047,858	0.61%
BTA	56,903,140		32,584,836		0.07 — 0.15	37,645,755	0.64
BFK	224,411,837		136,250,562		0.06 — 0.20	132,815,236	0.61

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

Trust Name	Investment Advisory Fees

BKN	0.35%
BTA	1.00
BFK	0.60

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets. For BKN, the Manager may reduce or discontinue these arrangements at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BKN	$507
BTA	118
BFK	865

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended October 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales

BKN	$33,611,619	$26,274,203
BTA	18,354,052	26,631,589
BFK	60,675,156	64,842,496

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of April 30, 2021, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

BKN	$4,950,919
BTA	5,043,119
BFK	21,857,379

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BKN	$361,615,513	$47,183,908	$(2,150,394)	$45,033,514
BTA	226,185,185	26,179,115	(1,093,173)	25,085,942
BFK	835,417,132	85,158,500	(6,242,848)	78,915,652

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

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Notes to Financial Statements (unaudited) (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

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Notes to Financial Statements (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BTA and BFK are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 10/31/21	Year Ended 04/30/21

BKN	15,627	16,349
BTA	5,317	1,214
BFK	75,902	82,096

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended October 31, 2021, the Trusts did not repurchase any shares.

BFK filed an initial registration statement with the U.S. Securities and Exchange Commission (“SEC”) seeking the ability to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which is not yet effective. BFK may not sell any Common Shares in the Shelf Offering until the registration statement filed with the SEC is effective. Under the Shelf Offering, BFK, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BFK’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information – Shelf Offering Program for additional information.

Initial costs incurred by BFK in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

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Notes to Financial Statements (unaudited) (continued)

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BTA

Expiration date	04/30/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

BTA	Aa2	A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA was in a special rate period that commenced on October 29, 2015 and has a current expiration date of April 15, 2022.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2021, the annualized dividend rate for the VRDP Shares was 0.89%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2021, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN and BFK (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

BKN	12/16/11	1,259	$125,900,000	07/02/23	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BKN and BFK, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BKN and BFK redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK
Dividend rates	1.03%	1.03%

For the six months ended October 31, 2021, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization

BKN	$645,865	$—
BTA	338,794	8,080
BFK	1,389,201	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

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Notes to Financial Statements (unaudited) (continued)

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BKN
	11/01/21	11/15/21	12/01/21	$0.068000
	12/06/21	12/17/21	12/31/21	0.068000

BTA
	11/01/21	11/15/21	12/01/21	0.054500
	12/06/21	12/17/21	12/31/21	0.054500

BFK
	11/01/21	11/15/21	12/01/21	0.058500
	12/06/21	12/17/21	12/31/21	0.058500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Trust Name	Shares	Series	Declared

BKN	VMTP	W-7	$105,099
BTA	VRDP	W-7	55,782
BFK	VMTP	W-7	226,059

(a) Dividends declared for period November 1, 2021 to November 30, 2021.

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Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal Income Trust (“BFK,” and together with BKN and BTA, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering , registration statements in connection with each of BFK’s and BKN’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BKN ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BKN, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BTA ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BTA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BFK ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFK, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	57

Disclosure of Investment Advisory Agreements   (continued)

those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

The Board noted that BFK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Disclosure of Investment Advisory Agreements   (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	59

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi(a)

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BKN	12,889,901	526,036	12,944,184	471,753	10,126,293	3,289,644	1,259	0
BTA	10,508,720	380,629	10,536,419	352,930	10,509,096	380,253	760	0
BFK	36,861,480	797,519	36,665,195	993,804	36,639,920	1,019,079	2,708	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

(a)	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Trusts for any particular month/quarter may be more or less than the amount of net investment income earned by the Trusts during such month/quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

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Additional Information  (continued)

General Information (continued)

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, BFK may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BFK may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BFK’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BFK to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On September 17, 2021, BFK filed a registration statement with the SEC to issue additional Common Shares through a Shelf Offering, which is not yet effective. BFK may not sell any Common Shares in a Shelf Offering until the registration statement filed with the SEC is effective. This report and the preliminary prospectus are not offers to sell BFK Common Shares and are not solicitations of an offer to buy BFK Common Shares in any jurisdiction where the offers or sales are not permitted. The preliminary prospectus contains more complete information about BFK’s Shelf Offering and should be read carefully before investing. The information in the preliminary prospectus for BFK is not complete and may be amended or changed. A copy of the final prospectus for BFK can be obtained from BlackRock at blackrock.com, when available.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: January 4, 2022

By:	/s / Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: January 4, 2022